CONFORMED COPY

                                   STOCK SALE
                                WAIVER UNDER THE
                           REVOLVING CREDIT AGREEMENT


         WAIVER dated as of October 18, 2000 under the Revolving Credit Agreement dated as of March 31, 1998 (as heretofore amended, the "Revolving Credit Agreement") among MOTIENT HOLDINGS INC. (formerly AMSC ACQUISITION COMPANY, INC.) (the "Borrower"), MOTIENT CORPORATION (formerly AMERICAN MOBILE SATELLITE CORPORATION) (the "Parent Guarantor"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent"), and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H :

         WHEREAS, the Parent Guarantor proposes to enter into one or more transactions to sell, or otherwise dispose of for value, up to 3,000,000 shares of Class A common stock of XM Satellite Radio Holdings Inc. (the "XM Stock"); to cause up to 3,000,000 shares of Class B common stock of XM Satellite Radio Holdings Inc. to be converted into an equal number of shares of Class A common stock in order to effect such transactions; if necessary, to grant a security interest in the XM Stock to one or more third parties to secure its obligations in connection with such transactions; and to apply 50% (instead of 100%) of the Net Cash Proceeds (as defined in the Revolving Credit Agreement) of such transactions to prepay loans outstanding under the Parent Guarantor's term credit agreement; and

         WHEREAS, the undersigned Banks and the Shareholder Guarantors are willing to consent to the foregoing and to waive certain provisions of the Revolving Credit Agreement in connection with the foregoing;

         NOW, THEREFORE, the undersigned parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Revolving Credit Agreement has the meaning assigned to such term in the Revolving Credit Agreement.



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                                        2

         SECTION 2. Waiver. The undersigned Banks waive compliance with the provisions of Sections 2.09(c)(i), 5.15 and 5.16 of the Revolving Credit Agreement to the extent (and only to the extent) necessary to permit the transactions referred to in the first recital above.

         SECTION 3. Representations of Borrower and Parent Guarantor. Each of the Borrower and the Parent Guarantor represents and warrants that (i) the representations and warranties set forth in Article 4 of the Revolving Credit Agreement shall be true on and as of the Effective Date and (ii) no Default shall have occurred and be continuing on such date.

         SECTION 4. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Effectiveness. This Waiver shall become effective as of the date hereof on the date (the "Effective Date") when the Documentation Agent shall have received a counterpart hereof from each of the Borrower, the Parent Guarantor, Hughes, SingTel, Baron Capital and the Required Banks signed by such party or a facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.

         SECTION 7. Shareholder Guarantor Consent. The Shareholder Guarantors consent to the foregoing.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.



                           MOTIENT HOLDINGS INC. (formerly
                           AMSC ACQUISITION COMPANY, INC.)


                           By: /s/ Randy Segal
                                -------------------------------------
                                Name: Randy Segal
                                Title:   Senior Vice President


                           MOTIENT CORPORATION (formerly
                           AMERICAN MOBILE SATELLITE
                           CORPORATION)


                           By: /s/ Randy Segal
                                -------------------------------------
                                Name: Randy Segal
                                Title:   Senior Vice President


                           TORONTO DOMINION (TEXAS), INC.


                           By: /s/ Jano Mott
                                -------------------------------------
                                Name: Jano Mott
                                Title: Vice President


                           MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                           By: /s/ Robert Bottamedi
                               -------------------------------------
                                Name: Robert Bottamedi
                                Title:   Vice President

                           BANK OF AMERICA, N.A.


                           By: /s/ Dianne J. Prust
                               -------------------------------------
                               Name: Dianne J. Prust
                               Title:   Principal


                           BANCA COMMERCIALE ITALIANA LOS ANGELES FOREIGN BRANCH


                           By: /s/ Charles Dougherty
                               --------------------------------------
                               Name: Charles Dougherty
                               Title:   Vice President


                           By: /s/ Frank Maffei
                               --------------------------------------
                               Name: Frank Maffei
                               Title:   Authorized Signature


                           BANCA DI ROMA - SAN FRANCISCO


                           By: /s/ Luca Balestra
                               --------------------------------------
                               Name: Luca Balestra
                               Title:   Senior Vice President & Branch Manager


                           By: /s/ Thomas C, Woodruff
                               --------------------------------------
                               Name: Thomas C. Woodruff
                               Title:   Vice President


                           THE CHASE MANHATTAN BANK


                           By: /s/ Tracey Navin Ewing
                               --------------------------------------
                               Name: Tracey Navin Ewing
                               Title:   Vice President

                            CITICORP USA, INC.


                            By: /s/ Walter L. Larsen
                                -------------------------------------
                                Name: Walter L. Larsen
                                Title:   Managing Director


                            DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
                            CAYMAN ISLANDS BRANCH


                            By: /s/ Virginia Mahler Cosenza
                                -------------------------------------
                                Name: Virginia Mahler Cosenza
                                Title:   Vice President


                            By: /s/ Robert B. Landis
                                -------------------------------------
                                Name: Robert B. Landis
                                Title:   Managing Director


                            BANK ONE, N.A.


                            By: /s/ Stephanie Mack
                                -------------------------------------
                                Name:  Stephanie Mack
                                Title:    Commercial Banking Officer


                            SAN PAOLO IMI S.P.A.


                            By: /s/ Carlo Persico
                                -------------------------------------
                                Name: Carlo Persico
                                Title:   Deputy General Manager


                            By: /s/ Robert Wurster
                                -------------------------------------
                                Name: Robert Wurster
                                Title:   1st Vice President

                            HUGHES ELECTRONICS CORPORATION


                            By: /s/ Mike J. Gaines
                                -------------------------------------
                                Name: Mike J. Gaines
                                Title:   Corporate Vice President


                            SINGAPORE TELECOMMUNICATIONS LTD.


                            By: /s/ Tay Chek Koon
                                -------------------------------------
                                Name: Tay Chek Koon
                                Title:   Satellite Business Group


                            BARON CAPITAL PARTNERS, L.P.,
                            a Delaware limited partnership
                            By: BARON CAPITAL MANAGEMENT, INC.,
                            a general partner


                            By: /s/ Linda S. Martinson
                                -------------------------------------
                                Name: Linda S. Martinson
                                Title:   Vice President & General Counsel